Contact Information:

Investors:
Weight Watchers International, Inc.	Brainerd Communicators, Inc.
Lori Scherwin	Corey Kinger
Investor Relations	(212) 986-6667
(212) 589-2713

FOR IMMEDIATE RELEASE

WEIGHT WATCHERS ANNOUNCES FOURTH QUARTER AND FULL YEAR 2012

RESULTS AND PROVIDES FULL YEAR 2013 GUIDANCE

NEW YORK, N.Y., February 13, 2013 – Weight Watchers International, Inc. (NYSE: WTW) today announced its fiscal 2012 results for the fourth quarter and full year and provided full year fiscal 2013 earnings guidance.

Fourth quarter 2012 highlights include:

•	Revenues of $407.9 million, up 1.7% versus the prior year period, with total paid weeks up 4.5%

•	Internet revenues of $117.6 million, up 17.6% versus the prior year period, with Online paid weeks up 18.0% and end of period active Online subscribers up 18.0%

•

EPS of $1.03 for the quarter and full year 2012 EPS of $4.23; excluding a one-time net benefit related to the Company’s settlement of its previously disclosed UK self-employment tax litigation, EPS for the quarter was $0.96 and full year 2012 EPS was $4.16

“While 2012 set a Company record for combined global meetings members and global Weight Watchers Online subscribers, we have been disappointed by our recruitment trends thus far in 2013,” commented David Kirchhoff, Chief Executive Officer of the Company. “Our current marketing has not been as effective in this tough economic and increasingly competitive environment. In this context, we are taking appropriate steps to address these near-term challenges while continuing to pursue our long-term growth strategies. We are providing a 2013 full-year guidance range of $3.50 to $4.00 per fully diluted share.”

Q4 2012 Consolidated Summary

	Net Income (in millions)			Fully Diluted EPS
	Three Months Ended			Three Months Ended
	December 29, 2012	December 31, 2011	% Change	December 29, 2012	December 31, 2011	% Change
Net Income / EPS	$58.0	$63.7	(8.9)%	$1.03	$0.86	20.4%
Adjustments
UK Self-Employment Accrual Reversal	(4.1)	—		(0.07)	—

Adjusted Net Income / EPS	$53.9	$63.7	(15.3)%	$0.96	$0.86	11.9%

Note: Totals may not sum due to rounding.

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

Fourth quarter 2012 net income was $58.0 million versus $63.7 million in the prior year period. Earnings per fully diluted share (EPS) for Q4 2012 were $1.03 versus $0.86 in the prior year period.

Net income and EPS for Q4 2012 were impacted by certain items which affect year-over-year comparability. In the fourth quarter of fiscal 2012, the Company recognized a $4.1 million net benefit ($7.4 million pre-tax), or $0.07 per fully diluted share, from an accrual reversal associated with the settlement in the quarter of the previously reported UK self-employment tax litigation. The $7.4 million pre-tax net benefit associated with the settlement consisted of an over-accrual reversal to cost of revenues of $14.5 million partially offset by an additional interest accrual of $7.1 million. Excluding this net benefit (after-tax) associated with the settlement, net income was $53.9 million and EPS was $0.96 in Q4 2012.

In addition, as in Q2 and Q3 2012, Q4 2012 EPS benefited from the completion of the Company’s previously disclosed tender offer and related stock repurchase transaction. Foreign currency did not have a significant impact on EPS in Q4 2012.

Q4 2012 Global Results

(in millions except percentages)	Three Months Ended		% Change	% Change Adjusted for Constant Currency
	December 29, 2012	December 31, 2011
Revenues	$407.9	$401.3	1.7%	1.7%
Operating Income	$122.5	$117.0	4.8%	4.6%
Adjustments
UK Self-Employment Accrual Reversal	(14.5)	—

Adjusted Operating Income	$108.0	$117.0	(7.7)%	(7.4)%
Total Paid Weeks	47.2	45.2	4.5%	N/A
Meeting Paid Weeks	21.8	23.7	(7.9)%	N/A
Online Paid Weeks	25.4	21.5	18.0%	N/A
Attendance	9.8	11.4	(14.4)%	N/A

Note: Totals may not sum due to rounding.

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

Fourth quarter 2012 revenues increased 1.7% on a constant currency basis versus the prior year period, as the Company continued to benefit from strong growth globally in the WeightWatchers.com business. This growth in the WeightWatchers.com business was mostly offset by lower revenues in the meetings business as the Company experienced weaker volumes in North America and the UK.

Q4 2012 total paid weeks were up 4.5% as compared to the prior year period, on top of the 30.7% growth reported in Q4 2011 versus Q4 2010. Online paid weeks increased 18.0% versus the prior year period, on top of the 58.8% growth experienced in Q4 2011 versus Q4 2010. Meeting paid weeks decreased 7.9% versus the prior year period and attendance decreased 14.4% versus the prior year period.

Q4 2012 operating income increased 4.6% on a constant currency basis versus the prior year period. Excluding the $14.5 million over-accrual reversal benefit associated with the settlement of the UK self-employment tax litigation, Q4 2012 operating income decreased 7.4% on a constant currency basis versus the prior year period. Similar to the first nine months of fiscal 2012, gross margin expansion from the higher-margin WeightWatchers.com business was partially offset by gross margin contraction in the meetings business due to expenses associated with our retail initiative in North America, one-time costs associated with the transition to a new customer service provider in North America, and softer volumes. Gains in gross margin were more than offset by higher general and administrative and marketing expenses in Q4 2012 versus the prior year period due to increased investments in strategic initiatives and higher medical benefits expense, as well as higher advertising and marketing expense for the North American meetings business.

Q4 2012 NACO Performance

(in millions except percentages)	Three Months Ended		% Change	% Change Adjusted for Constant Currency
	December 29, 2012	December 31, 2011
Meeting Revenues	$175.1	$178.2	(1.7)%	(1.9)%
Meeting Paid Weeks	14.7	15.9	(7.3)%	N/A
Attendance	6.2	7.2	(14.5)%	N/A

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

Fourth quarter 2012 meeting revenues for the North American meetings business (NACO) were down 1.9% on a constant currency basis versus the prior year period, as a result of continued lower enrollment volumes and continued weakness in the traditional meetings business. As a result, Q4 2012 meeting paid weeks and attendance decreased 7.3% and 14.5%, respectively, versus the prior year period.

Q4 2012 International Performance

(in millions except percentages)	Three Months Ended		% Change	% Change Adjusted for Constant Currency
	December 29, 2012	December 31, 2011
International Meeting Revenues	$82.5	$87.1	(5.3)%	(4.5)%
UK Meeting Revenues	$31.8	$35.0	(9.1)%	(10.6)%
CE Meeting Revenues	$39.8	$38.4	3.6%	7.5%

International Meeting Paid Weeks	7.1	7.8	(9.0)%	N/A
UK Meeting Paid Weeks	3.5	4.2	(17.8)%	N/A
CE Meeting Paid Weeks	3.0	2.7	9.0%	N/A

International Attendance	3.6	4.2	(14.3)%	N/A
UK Attendance	1.7	2.2	(21.9)%	N/A
CE Attendance	1.5	1.5	1.0%	N/A

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

Similar to the second and third quarters of fiscal 2012, Q4 2012 International meeting revenues were down 4.5% on a constant currency basis versus the prior year period, with growth in Continental Europe (CE) continuing to be more than offset by declines in the United Kingdom (UK).

•

UK: Fourth quarter 2012 UK meeting revenues decreased 10.6% on a constant currency basis versus the prior year period due to continued impact from a less effective marketing campaign and weak macro-economic trends.

•

CE: Fourth quarter 2012 CE meeting revenues were up 7.5% on a constant currency basis versus the prior year period, with paid weeks up 9.0% versus the prior year period. CE continued to benefit from successful marketing campaigns, particularly in France and Germany, despite a challenging macro-economic environment.

Q4 2012 WeightWatchers.com Performance

(in millions except percentages and as noted)	Three Months Ended		% Change	% Change Adjusted for Constant Currency
	December 29, 2012	December 31, 2011
Internet Revenues	$117.6	$100.0	17.6%	17.7%
Online Paid Weeks	25.4	21.5	18.0%	N/A
End of Period Active Online Subscribers (in thousands)	1,871.4	1,585.9	18.0%	N/A

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

The WeightWatchers.com business continued to deliver strong growth in the fourth quarter of fiscal 2012, with Internet revenues up 17.7% on a constant currency basis versus the prior year period. Online paid weeks were up 18.0%, and end of period active Online subscribers were up 18.0%, versus Q4 2011. Performance was strong across most markets, with strong double-digit Online paid weeks growth in the North American and Continental European markets.

Full Year 2012 Summary

	Net Income (in millions)			Fully Diluted EPS
	Twelve Months Ended			Twelve Months Ended
	December 29, 2012	December 31, 2011	% Change	December 29, 2012	December 31, 2011	% Change
Net Income / EPS	$257.4	$304.9	(15.6)%	$4.23	$4.11	2.7%
Adjustments
UK Self-Employment Accrual Reversal	(4.1)	—		(0.07)	—

Adjusted Net Income / EPS	$253.3	$304.9	(16.9)%	$4.16	$4.11	1.1%

Note: Totals may not sum due to rounding.

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

Full year fiscal 2012 net income was $257.4 million versus $304.9 million in the prior year.

Excluding the net benefit associated with the settlement in Q4 2012 of the UK self-employment tax litigation, net income in the full year of fiscal 2012 was $253.3 million. The decrease in the Company’s year-over-year performance for the full year of fiscal 2012 was primarily the result of lower sales in the meetings business and higher interest expense offset, in part, by growth in the WeightWatchers.com business.

EPS for the full year of fiscal 2012 was $4.23 versus $4.11 in the prior year. Excluding the net benefit associated with the Q4 2012 settlement of the UK self-employment tax litigation, EPS for the full year of fiscal 2012 was $4.16, an increase of 1.1% versus the prior year. Full year 2012 EPS benefited from the completion of the Company’s tender offer and related stock repurchase transaction. These transactions, as previously disclosed, resulted in the repurchase of 18,279,289 shares in the aggregate of the Company’s common stock for approximately $1.5 billion in the aggregate. Foreign currency negatively impacted full year 2012 EPS by approximately $0.07 per fully diluted share.

Full Year 2012 Global Results

(in millions except percentages)	Twelve Months Ended		% Change	% Change Adjusted for Constant Currency
	December 29, 2012	December 31, 2011
Revenues	$1,826.8	$1,819.2	0.4%	1.8%
Operating Income	$510.8	$546.3	(6.5)%	(5.3)%
Adjustments
UK Self-Employment Accrual Reversal	(14.5)	—

Adjusted Operating Income	$496.3	$546.3	(9.2)%	(7.9)%
Total Paid Weeks	210.7	192.8	9.3%	N/A
Meeting Paid Weeks	99.2	104.8	(5.4)%	N/A
Online Paid Weeks	111.5	88.0	26.7%	N/A
Attendance	50.7	57.0	(11.0)%	N/A

Note: Totals may not sum due to rounding.

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

Full year 2012 revenues increased 1.8% on a constant currency basis versus the prior year as the Company continued to benefit from strong global growth in the WeightWatchers.com business. This growth in the WeightWatchers.com business was in large part offset by lower sales in the meetings business as the Company experienced weaker volumes particularly in North America and the UK.

Full year 2012 total paid weeks were up 9.3% as compared to the prior year, on top of the 37.3% growth reported for the full year 2011 versus the full year 2010. Full year 2012 meeting paid weeks and attendance decreased 5.4% and 11.0%, respectively, versus the prior year. Online paid weeks for the full year 2012 increased 26.7% versus the prior year, on top of the 67.6% growth reported for the full year 2011 versus the full year 2010.

Full year 2012 operating income decreased 5.3% on a constant currency basis versus the prior year. Excluding the $14.5 million over-accrual reversal benefit associated with the settlement in Q4 2012 of the UK self-employment tax litigation, operating income for the full year 2012 decreased by 7.9% on a constant currency basis versus the prior year. This decline was driven by a combination of volume weakness in the meetings business and higher marketing expense and general and administrative expense as the Company continued to invest in several growth areas: namely, deploying first-time Online TV campaigns in several countries, marketing Weight Watchers Online to men in the United States, and building capabilities in B2B, retail and technology.

Full Year Fiscal 2013 Earnings Guidance

The Company provided full year 2013 earnings guidance of between $3.50 and $4.00 per fully diluted share.

Fourth Quarter and Full Year 2012 Conference Call

The Company has scheduled a conference call today at 5:00 p.m. ET. During the conference call, David Kirchhoff, Chief Executive Officer of the Company, and Nicholas Hotchkin, Chief Financial Officer of the Company, will discuss fourth quarter and full year 2012 results and answer questions from the investment community. Live audio of the conference call will be simultaneously webcast over the Internet on the Company’s corporate website, www.weightwatchersinternational.com. A replay of the webcast will be available on this site for approximately 90 days.

Statement regarding Non-GAAP Financial Measures

The following provides information regarding non-GAAP financial measures used in this earnings release:

To supplement the Company’s consolidated results presented in accordance with accounting principles generally accepted in the United States (GAAP), the Company has disclosed non-GAAP financial measures of operating results that exclude or adjust certain items. Earnings before interest, taxes, depreciation, amortization and stock-based compensation (EBITDAS) is presented in the attachments to this release. Net income, operating income and earnings per fully diluted share with respect to the fourth quarter and full year of fiscal 2012 are discussed in this release both as reported (on a GAAP basis) and as adjusted (on a non-GAAP basis) to exclude the net benefit associated with the settlement of the Company’s previously reported UK self-employment tax litigation. In addition, the Company presents certain of its financial results on a constant currency basis in addition to GAAP results. Constant currency information compares results between periods as if exchange rates had remained constant period-over-period. In this release and any attachments, the Company calculates constant currency by calculating current-year results using prior-year foreign currency exchange rates.

Management believes these non-GAAP financial measures provide useful supplemental information for its and investors’ evaluation of the Company’s business performance and are useful for period-over-period comparisons of the performance of the Company’s business. While management believes that these financial measures are useful in evaluating the Company’s business, this information should be considered as supplemental in nature and should not be considered in isolation or as a substitute for the related financial information prepared in accordance with GAAP. In addition, these non-GAAP financial measures may not be the same as similarly entitled measures reported by other companies. See “Reconciliation of Non-GAAP Financial Measures” attached to this release and reconciliations, if any, included elsewhere in this release for a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures.

About Weight Watchers International, Inc.

Weight Watchers International, Inc. is the world’s leading provider of weight management services, operating globally through a network of Company-owned and franchise operations. Weight Watchers holds over 45,000 meetings each week where members receive group support and learn about healthy eating patterns, behavior modification and physical activity. WeightWatchers.com provides innovative, subscription weight management products over the Internet and is the leading Internet-based weight management provider in the world. In addition, Weight Watchers offers a wide range of products, publications and programs for those interested in weight loss and weight control.

This news release and any attachments include “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, in particular, earnings guidance and any statements about the Company’s plans, strategies and prospects. The Company generally uses the words “may,” “will,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “plan,” “intend” and similar expressions in this news release and any attachments to identify forward-looking statements. The Company bases these forward-looking statements on its current views with respect to future events and financial performance. Actual results could differ materially from those projected in the forward-looking statements. These forward-looking statements are subject to risks, uncertainties and assumptions, including, among other things: competition from other weight management industry participants or the development of more effective or more favorably perceived weight management methods; the Company’s ability to continue to develop innovative new services and products and enhance its existing services and products, or the failure of its services and products to continue to appeal to the market; the effectiveness of the Company’s marketing and advertising programs; the impact on the Weight Watchers brand of actions taken by the Company’s franchisees, licensees and suppliers; risks and uncertainties associated with the Company’s international operations, including economic, political and social risks and foreign currency risks; the Company’s ability to successfully make acquisitions or enter into joint ventures, including its ability to successfully integrate, operate or realize the projected benefits of such businesses; uncertainties related to a downturn in general economic conditions or consumer confidence; the seasonal nature of the Company’s business; the impact of events that discourage people from gathering with others; the Company’s ability to enforce its intellectual property rights both domestically and internationally, as well as the impact of its involvement in any claims related to intellectual property rights; uncertainties regarding the satisfactory operation of the Company’s information technology or systems; the impact of security breaches or privacy concerns; the impact of disputes with the Company’s franchise operators; the impact of existing and future laws and regulations; the impact of the Company’s debt service obligations and restrictive debt covenants; the possibility that the interests of the Company’s majority owner will conflict with the other holders of the Company’s common stock; and other risks and uncertainties, including those detailed from time to time in the Company’s periodic reports filed with the Securities and Exchange Commission. You should not put undue reliance on any forward-looking statements. You should understand that many important factors, including those discussed herein, could cause the Company’s results to differ materially from those expressed or suggested in any forward-looking statement. Except as required by law, the Company does not undertake any obligation to update or revise these forward-looking statements to reflect new information or events or circumstances that occur after the date of this news release or to reflect the occurrence of unanticipated events or otherwise. Readers are advised to review the Company’s filings with the Securities and Exchange Commission (which are available from the SEC’s EDGAR database at www.sec.gov, at various SEC reference facilities in the United States and via the Company’s website at www.weightwatchersinternational.com).

# # #

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(IN MILLIONS)

UNAUDITED

	December 29,	December 31,
	2012	2011
ASSETS
Current assets	$218.0	$214.5
Property and equipment, net	71.8	41.1
Goodwill, franchise rights and other intangible assets, net	898.9	851.5
Deferred financing costs, other	29.9	14.5

TOTAL ASSETS	$1,218.6	$1,121.6

LIABILITIES AND TOTAL DEFICIT
Current liabilities	$447.9	$494.2
Long-term debt	2,291.7	926.9
Deferred income taxes	129.4	100.7
Other	15.1	9.6

TOTAL LIABILITIES	2,884.1	1,531.4

Shareholders’ deficit	(1,665.5)	(409.8)

TOTAL LIABILITIES AND TOTAL DEFICIT	$1,218.6	$1,121.6

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF NET INCOME

(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Three Months Ended
	December 29, 2012			December 31, 2011
	Reported Results	Impact of UK Self- Employment Settlement	Adjusted Results	Reported Results
Meeting fees, net	$210.7	$—	$210.7	$218.4
Product sales and other, net	79.6	—	79.6	82.9
Internet revenues	117.6	—	117.6	100.0

Revenues, net	407.9	—	407.9	401.3

Cost of meetings, products and other	146.9	14.5	161.5	161.2
Cost of Internet revenues	15.9	—	15.9	14.4

Cost of revenues	162.9	14.5	177.4	175.6

Gross profit	245.1	(14.5)	230.5	225.7
Marketing expenses	63.5	—	63.5	60.0
Selling, general and administrative expenses	59.0	—	59.0	48.7

Operating income	122.5	(14.5)	108.0	117.0
Interest expense	30.4	(7.1)	23.3	13.0
Other (income) expense, net	(0.6)	—	(0.6)	3.3

Income before income taxes	92.7	(7.4)	85.3	100.6
Provision for income taxes	34.7	(3.3)	31.4	37.0

Net income attributable to Weight Watchers International, Inc.	$58.0	$(4.1)	$53.9	$63.7

Earnings Per Share attributable to Weight Watchers International, Inc.
Basic	$1.04	$(0.07)	$0.97	$0.87

Diluted	$1.03	$(0.07)	$0.96	$0.86

Weighted average common shares outstanding:
Basic	55.7	55.7	55.7	73.6

Diluted	56.2	56.2	56.2	74.3

Dividends declared per common share	$0.18		$0.18	$0.18

Note: Totals may not sum due to rounding.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF NET INCOME

(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Twelve Months Ended
	December 29, 2012			December 31, 2011
	Reported Results	Impact of UK Self- Employment Settlement	Adjusted Results	Reported Results
Meeting fees, net	$934.9	$—	$934.9	$990.3
Product sales and other, net	387.5	—	387.5	429.4
Internet revenues	504.3	—	504.3	399.5

Revenues, net	1,826.8	—	1,826.8	1,819.2

Cost of meetings, products and other	680.4	14.5	694.9	716.3
Cost of Internet revenues	63.6	—	63.6	55.7

Cost of revenues	744.0	14.5	758.6	772.0

Gross profit	1,082.8	(14.5)	1,068.2	1,047.1
Marketing expenses	343.5	—	343.5	292.4
Selling, general and administrative expenses	228.5	—	228.5	208.5

Operating income	510.8	(14.5)	496.3	546.3
Interest expense	90.5	(7.1)	83.4	59.9
Other (income) expense, net	2.0	—	2.0	3.4
Early extinguishment of debt	1.3	—	1.3	—

Income before income taxes	417.0	(7.4)	409.5	483.1
Provision for income taxes	159.5	(3.3)	156.2	178.7

Net income	257.4	(4.1)	253.3	304.3
Net income attributable to the noncontrolling interest	—	—	—	0.5

Net income attributable to Weight Watchers International, Inc.	$257.4	$(4.1)	$253.3	$304.9

Earnings Per Share attributable to Weight Watchers International, Inc.
Basic	$4.27	$(0.07)	$4.20	$4.16

Diluted	$4.23	$(0.07)	$4.16	$4.11

Weighted average common shares outstanding:
Basic	60.3	60.3	60.3	73.3

Diluted	60.9	60.9	60.9	74.1

Dividends declared per common share	$0.70		$0.70	$0.70

Note: Totals may not sum due to rounding.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

UNAUDITED

	Three Months Ended
	December 29,	December 31,
	2012	2011
Total Revenues (in $ millions)
Meeting Fees	210.7	218.4
In-Meeting Product Sales	46.9	46.9
Internet Revenues	117.6	100.0
All Other	32.7	36.0

Total Revenues	407.9	401.3
North America (in $ millions)
Meeting Fees	147.1	151.8
In-Meeting Product Sales	28.0	26.4

Total	175.1	178.2
International (in $ millions)
Meeting Fees	63.6	66.6
In-Meeting Product Sales	19.0	20.6

Total	82.5	87.1
Paid Weeks (in millions) (1)
North America Meeting Paid Weeks	14.7	15.9
UK Meeting Paid Weeks	3.5	4.2
CE Meeting Paid Weeks	3.0	2.7
Other Meeting Paid Weeks	0.6	0.8

Sub-total Meeting Paid Weeks	21.8	23.7
Online Paid Weeks	25.4	21.5

Total Paid Weeks	47.2	45.2
Attendance (in millions)
North America	6.2	7.2
UK	1.7	2.2
CE	1.5	1.5
Other	0.3	0.5

Total Attendance	9.8	11.4
WeightWatchers.com (in thousands)
End of Period Active Online Subscribers	1,871.4	1,585.9

Note: Totals may not sum due to rounding.

(1)	The Paid Week metric reports total paid weeks by Weight Watchers customers in Company-owned operations for a given period. For meetings, Paid Weeks is the sum of total paid commitment plan weeks and total pay-as-you-go weeks for a given period. For Online, Paid Weeks is the total paid Weight Watchers Online subscriber weeks for a given period.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

UNAUDITED

	Twelve Months Ended
	December 29,	December 31,
	2012	2011
Total Revenues (in $ millions)
Meeting Fees	934.9	990.3
In-Meeting Product Sales	253.2	281.8
Internet Revenues	504.3	399.5
All Other	134.3	147.6

Total Revenues	1,826.8	1,819.2
North America (in $ millions)
Meeting Fees	653.4	686.8
In-Meeting Product Sales	145.9	157.9

Total	799.3	844.7
International (in $ millions)
Meeting Fees	281.5	303.5
In-Meeting Product Sales	107.3	123.9

Total	388.9	427.4
Paid Weeks (in millions) (1)
North America Meeting Paid Weeks	66.0	69.9
UK Meeting Paid Weeks	16.9	19.1
CE Meeting Paid Weeks	13.4	12.2
Other Meeting Paid Weeks	2.9	3.6

Sub-total Meeting Paid Weeks	99.2	104.8
Online Paid Weeks	111.5	88.0

Total Paid Weeks	210.7	192.8
Attendance (in millions)
North America	31.9	36.0
UK	9.7	11.6
CE	7.4	7.2
Other	1.7	2.2

Total Attendance	50.7	57.0
WeightWatchers.com (in thousands)
End of Period Active Online Subscribers	1,871.4	1,585.9

Note: Totals may not sum due to rounding.

(1)	The Paid Week metric reports total paid weeks by Weight Watchers customers in Company-owned operations for a given period. For meetings, Paid Weeks is the sum of total paid commitment plan weeks and total pay-as-you-go weeks for a given period. For Online, Paid Weeks is the total paid Weight Watchers Online subscriber weeks for a given period.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

								Q4 2012 Variance
	Q4 2012						Q4 2011			2012 Constant Currency
	GAAP	Adjustment (1)	Adjusted	Currency Adjustment	Constant Currency	Adjusted Constant Currency	GAAP	2012 vs 2011	2012 vs 2011 Adjusted	2012 vs 2011	2012 vs 2011 Adjusted
Selected Financial Data
Consolidated Company Revenues	$407.9	$—	$407.9	$0.3	$408.2	$408.2	$401.3	1.7%	1.7%	1.7%	1.7%
Consolidated Meeting Fees (2)	$210.7	$—	$210.7	$0.1	$210.8	$210.8	$218.4	-3.5%	-3.5%	-3.5%	-3.5%
Consolidated In-Meeting Product Sales (3)	$46.9	$—	$46.9	$0.1	$47.0	$47.0	$46.9	0.1%	0.1%	0.3%	0.3%
NACO
Meeting Fees (2)	$147.1	$—	$147.1	$(0.4)	$146.8	$146.8	$151.8	-3.1%	-3.1%	-3.3%	-3.3%
In-Meeting Product Sales (3)	$28.0	$—	$28.0	$(0.1)	$27.9	$27.9	$26.4	6.1%	6.1%	5.9%	5.9%
Meeting Revenues (4)	$175.1	$—	$175.1	$(0.4)	$174.7	$174.7	$178.2	-1.7%	-1.7%	-1.9%	-1.9%
Total Revenues-Meetings Business (6)	$189.9	$—	$189.9	$(0.4)	$189.5	$189.5	$193.3	-1.7%	-1.7%	-2.0%	-2.0%
International
Meeting Fees (2)	$63.6	$—	$63.6	$0.5	$64.0	$64.0	$66.6	-4.5%	-4.5%	-3.8%	-3.8%
In-Meeting Product Sales (3)	$19.0	$—	$19.0	$0.2	$19.1	$19.1	$20.6	-7.7%	-7.7%	-6.9%	-6.9%
Meeting Revenues (4)	$82.5	$—	$82.5	$0.6	$83.2	$83.2	$87.1	-5.3%	-5.3%	-4.5%	-4.5%
Total Revenues-Meetings Business (6)	$93.7	$—	$93.7	$0.6	$94.3	$94.3	$99.0	-5.3%	-5.3%	-4.7%	-4.7%
UK
Meeting Fees (2)	$23.5	$—	$23.5	$(0.4)	$23.1	$23.1	$25.8	-8.8%	-8.8%	-10.4%	-10.4%
In-Meeting Product Sales (3)	$8.2	$—	$8.2	$(0.1)	$8.1	$8.1	$9.1	-9.8%	-9.8%	-11.1%	-11.1%
Meeting Revenues (4)	$31.8	$—	$31.8	$(0.5)	$31.3	$31.3	$35.0	-9.1%	-9.1%	-10.6%	-10.6%
Total Revenues-Meetings Business (6)	$35.7	$—	$35.7	$(0.6)	$35.1	$35.1	$39.0	-8.3%	-8.3%	-9.9%	-9.9%
CE
Meeting Fees (2)	$31.1	$—	$31.1	$1.1	$32.3	$32.3	$29.7	5.0%	5.0%	8.8%	8.8%
In-Meeting Product Sales (3)	$8.6	$—	$8.6	$0.3	$9.0	$9.0	$8.7	-1.0%	-1.0%	3.0%	3.0%
Meeting Revenues (4)	$39.8	$—	$39.8	$1.5	$41.2	$41.2	$38.4	3.6%	3.6%	7.5%	7.5%
Total Revenues-Meetings Business (6)	$44.7	$—	$44.7	$1.6	$46.3	$46.3	$43.8	2.2%	2.2%	5.9%	5.9%
Internet Revenues (5)	$117.6	$—	$117.6	$0.1	$117.6	$117.6	$100.0	17.6%	17.6%	17.7%	17.7%
Other Revenues (7)	$32.7	$—	$32.7	$(0.0)	$32.7	$32.7	$36.0	-9.2%	-9.2%	-9.3%	-9.3%
Gross Profit	$245.1	$(14.5)	$230.5	$(0.3)	$244.8	$230.8	$225.7	8.6%	2.1%	8.5%	2.3%
Gross Margin	60.1%		56.5%		60.0%	56.5%	56.2%
Marketing Expenses	$63.5	$—	$63.5	$(0.1)	$63.5	$63.5	$60.0	5.9%	5.9%	5.7%	5.7%
Selling, General and Administrative Expenses	$59.0	$—	$59.0	$(0.1)	$58.9	$58.9	$48.7	21.2%	21.2%	21.1%	21.1%
Operating Income	$122.5	$(14.5)	$108.0	$(0.1)	$122.4	$108.4	$117.0	4.8%	-7.7%	4.6%	-7.4%
Operating Income Margin	30.0%		26.5%		30.0%	26.5%	29.1%
Interest expense	$30.4	$(7.1)	$23.3	$—	$30.4	$23.3	$13.0	+100%	78.7%	+100%	78.7%
Net Income	$58.0	$(4.1)	$53.9	$(0.1)	$57.9	$54.1	$63.7	-8.9%	-15.3%	-9.0%	-15.0%

Note: Totals may not sum due to rounding.

(1)	Excludes the impact of the $14.5 million decrease to cost of revenues and the $7.1 million increase to interest expense, related to the settlement of the previously disclosed UK self-employment tax litigation.
(2)	“Meeting Fees” are fees that members pay to attend weekly meetings.
(3)	“In-Meeting Product Sales” are sales of products to members in meetings.
(4)	“Meeting Revenues” equal “Meeting Fees” plus “In-Meeting Product Sales”.
(5)	“Internet Revenues” are revenues from Internet subscription products and from the sale of third-party Internet advertising.
(6)	“Total Revenues-Meetings Business” equal “Meetings Revenues” plus revenues from licensing, payments from franchisees, magazine subscriptions, third-party advertising in publications and By Mail.
(7)	“Other Revenues” are revenues from licensing, payments from franchisees, magazine subscriptions, third-party advertising in publications and By Mail.

Note: Amount in the “Other Revenues” category represents the total of “Other Revenues” for the consolidated company. Portions of this amount are also included in “Total Revenues-Meetings Business” for the geographies listed above, therefore the detailed revenues shown will not sum to “Consolidated Company Revenues”.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

								YTD 2012 Variance
	YTD 2012						YTD 2011			2012 Constant Currency
	GAAP	Adjustment (1)	Adjusted	Currency Adjustment	Constant Currency	Adjusted Constant Currency	GAAP	2012 vs 2011	2012 vs 2011 Adjusted	2012 vs 2011	2012 vs 2011 Adjusted
Selected Financial Data
Consolidated Company Revenues	$1,826.8	$—	$1,826.8	$24.4	$1,851.2	$1,851.2	$1,819.2	0.4%	0.4%	1.8%	1.8%
Consolidated Meeting Fees (2)	$934.9	$—	$934.9	$12.2	$947.2	$947.2	$990.3	-5.6%	-5.6%	-4.4%	-4.4%
Consolidated In-Meeting Product Sales (3)	$253.2	$—	$253.2	$4.4	$257.6	$257.6	$281.8	-10.1%	-10.1%	-8.6%	-8.6%
NACO
Meeting Fees (2)	$653.4	$—	$653.4	$0.6	$654.0	$654.0	$686.8	-4.9%	-4.9%	-4.8%	-4.8%
In-Meeting Product Sales (3)	$145.9	$—	$145.9	$0.1	$146.0	$146.0	$157.9	-7.6%	-7.6%	-7.5%	-7.5%
Meeting Revenues (4)	$799.3	$—	$799.3	$0.7	$800.0	$800.0	$844.7	-5.4%	-5.4%	-5.3%	-5.3%
Total Revenues-Meetings Business (6)	$855.0	$—	$855.0	$0.7	$855.7	$855.7	$904.2	-5.4%	-5.4%	-5.4%	-5.4%
International
Meeting Fees (2)	$281.5	$—	$281.5	$11.6	$293.2	$293.2	$303.5	-7.2%	-7.2%	-3.4%	-3.4%
In-Meeting Product Sales (3)	$107.3	$—	$107.3	$4.3	$111.6	$111.6	$123.9	-13.4%	-13.4%	-9.9%	-9.9%
Meeting Revenues (4)	$388.9	$—	$388.9	$15.9	$404.8	$404.8	$427.4	-9.0%	-9.0%	-5.3%	-5.3%
Total Revenues-Meetings Business (6)	$438.6	$—	$438.6	$17.6	$456.2	$456.2	$478.4	-8.3%	-8.3%	-4.6%	-4.6%
UK
Meeting Fees (2)	$104.4	$—	$104.4	$1.5	$105.9	$105.9	$118.3	-11.7%	-11.7%	-10.5%	-10.5%
In-Meeting Product Sales (3)	$46.6	$—	$46.6	$0.7	$47.4	$47.4	$55.3	-15.7%	-15.7%	-14.4%	-14.4%
Meeting Revenues (4)	$151.0	$—	$151.0	$2.2	$153.3	$153.3	$173.6	-13.0%	-13.0%	-11.7%	-11.7%
Total Revenues-Meetings Business (6)	$169.6	$—	$169.6	$2.5	$172.1	$172.1	$192.9	-12.1%	-12.1%	-10.8%	-10.8%
CE
Meeting Fees (2)	$135.9	$—	$135.9	$10.4	$146.3	$146.3	$136.0	-0.1%	-0.1%	7.6%	7.6%
In-Meeting Product Sales (3)	$49.1	$—	$49.1	$3.6	$52.7	$52.7	$52.3	-6.2%	-6.2%	0.7%	0.7%
Meeting Revenues (4)	$185.0	$—	$185.0	$14.0	$199.0	$199.0	$188.3	-1.8%	-1.8%	5.7%	5.7%
Total Revenues-Meetings Business (6)	$207.0	$—	$207.0	$15.4	$222.4	$222.4	$210.3	-1.6%	-1.6%	5.7%	5.7%
Internet Revenues (5)	$504.3	$—	$504.3	$5.9	$510.3	$510.3	$399.5	26.2%	26.2%	27.7%	27.7%
Other Revenues (7)	$134.3	$—	$134.3	$1.8	$136.1	$136.1	$147.6	-9.0%	-9.0%	-7.8%	-7.8%
Gross Profit	$1,082.8	$(14.5)	$1,068.2	$13.6	$1,096.3	$1,082.3	$1,047.1	3.4%	2.0%	4.7%	3.4%
Gross Margin	59.3%		58.5%		59.2%	58.5%	57.6%
Marketing Expenses	$343.5	$—	$343.5	$4.4	$347.9	$347.9	$292.4	17.5%	17.5%	19.0%	19.0%
Selling, General and Administrative Expenses	$228.5	$—	$228.5	$2.5	$230.9	$230.9	$208.5	9.6%	9.6%	10.8%	10.8%
Operating Income	$510.8	$(14.5)	$496.3	$6.7	$517.5	$503.4	$546.3	-6.5%	-9.2%	-5.3%	-7.9%
Operating Income Margin	28.0%		27.2%		28.0%	27.2%	30.0%
Interest expense	$90.5	$(7.1)	$83.4	$—	$90.5	$83.4	$59.9	51.2%	39.3%	51.2%	39.3%
Net Income	$257.4	$(4.1)	$253.3	$4.1	$261.5	$257.8	$304.9	-15.6%	-16.9%	-14.2%	-15.4%

Note: Totals may not sum due to rounding.

(1)	Excludes the impact of the $14.5 million decrease to cost of revenues and the $7.1 million increase to interest expense, related to the settlement of the previously disclosed UK self-employment tax litigation.
(2)	“Meeting Fees” are fees that members pay to attend weekly meetings.
(3)	“In-Meeting Product Sales” are sales of products to members in meetings.
(4)	“Meeting Revenues” equal “Meeting Fees” plus “In-Meeting Product Sales”.
(5)	“Internet Revenues” are revenues from Internet subscription products and from the sale of third-party Internet advertising.
(6)	“Total Revenues-Meetings Business” equal “Meetings Revenues” plus revenues from licensing, payments from franchisees, magazine subscriptions, third-party advertising in publications and By Mail.
(7)	“Other Revenues” are revenues from licensing, payments from franchisees, magazine subscriptions, third-party advertising in publications and By Mail.

Note: Amount in the “Other Revenues” category represents the total of “Other Revenues” for the consolidated company. Portions of this amount are also included in “Total Revenues-Meetings Business” for the geographies listed above, therefore the detailed revenues shown will not sum to “Consolidated Company Revenues”.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT RATIO)

UNAUDITED

	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Trailing Twelve Months
Net Debt to EBITDAS
Net Income	$54.6	$77.5	$67.4	$58.0	$257.4
Interest	13.2	23.8	23.2	30.4	90.5
Taxes	34.2	48.5	42.2	34.7	159.5
Depreciation and Amortization	8.6	9.0	9.1	10.0	36.6
Stock-based Compensation	2.0	1.6	2.3	2.9	8.8

EBITDAS	$112.6	$160.3	$144.1	$136.0	$553.0

Total Debt					$2,406.4
Add: Letters of Credit					1.2
Less: Cash					62.3

Net Debt					$2,345.2

Net Debt to EBITDAS					4.2 X

Note: Totals may not sum due to rounding.